EXHIBIT 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL
OFFICER
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Graham Holdings Company (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019 (the “Report”), Timothy J. O'Shaughnessy, Chief Executive Officer (Principal Executive Officer) of the Company and Wallace R. Cooney, Senior Vice President-Finance, Chief Financial Officer (Principal Financial Officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy J. O’Shaughnessy
Timothy J. O'Shaughnessy
Chief Executive Officer
February 26, 2020

/s/ Wallace R. Cooney
Wallace R. Cooney
Senior Vice President-Finance
Chief Financial Officer
February 26, 2020